UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): September 8, 2006 (September 5, 2006)
Magellan Petroleum Corporation
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

1-5507	06-0842255

(Commission File Number)	(IRS Employer Identification No.)

10 Columbus Boulevard, Hartford, CT	06106

(Address of Principal Executive Offices)	(Zip Code)
860-293-2006

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-3.1: COMPANY'S AMENDED AND RESTATED BY-LAWS
EX-99.1: PRESS RELEASE

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
     On September 8, 2006, Magellan Petroleum Corporation (the “Company”) announced that on September 5, 2006 the Company’s Board of Directors unanimously elected Robert Mollah to fill a newly-created vacancy on the Company’s Board by the Board of Directors, effective immediately. Concurrently, Mr. Mollah was elected Chairman of the Board of Directors of Magellan Petroleum Australia Limited, the Company’s wholly-owned operating subsidiary in Australia (“MPAL”). Mr. Mollah succeeds Rodney E. Cormie, who resigned as Chairman of the MPAL Board of Directors effective September 5, 2006.
     Mr. Mollah, age 64, has served as a member of the Board of Directors of MPAL since 2003. Mr. Mollah is a geophysicist with broad petroleum exploration experience, both within Australia and internationally. From 1995 until 2003, Mr. Mollah was the Australian Executive Director of the Timor Gap Joint Authority which covered the administration of petroleum exploration and production activities in the Timor Sea Joint Development Zone between Australia and Indonesia/East Timor. Prior to 1995, he served as a Petroleum Explorationist and Manager with broad experience in the oil and gas business in Australia and Asia. At this time, the Company does not expect to appoint Mr. Mollah to any committees of the Company’s Board of Directors.
     The Company confirms, as required by regulations under the Securities Exchange Act of 1934, that (1) there is no family relationship between Mr. Mollah and any director or executive officer of the Company, (2) there was no arrangement or understanding between Mr. Mollah and any other person pursuant to which he was elected as a director, and (3) there is no transaction between Mr. Mollah and the Company that would require disclosure under Item 404(a) of Regulation S-K.
     A copy of the Press Release dated September 8, 2006 is filed herewith as Exhibit 99.1 and is hereby incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     Effective September 5, 2006, the Company’s Board of Directors adopted an amendment to Article III, Section 1 of the Company’s Amended and Restated Bylaws, to provide that the Company’s Board of Directors shall henceforth be comprised of five (5) directorships, increased from four (4) directorships. No other amendments to the Company’s Amended and Restated Bylaws were made.
     A copy of the Company’s Amended and Restated Bylaws, dated as of September 5, 2006, is filed herewith as Exhibit 3.1 and is hereby incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits
     (c) Exhibits
3.1	Company’s Amended and Restated Bylaws, dated as of September 5, 2006.

99.1	Press Release dated September 8, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MAGELLAN PETROLEUM CORPORATION

By:	/s/ Daniel J. Samela

Name: Daniel J. Samela
Title: President, Chief
Executive Officer
Dated: September 8, 2006

EXHIBIT INDEX

Exhibit No.	Description
3.1	Company’s Amended and Restated Bylaws, dated as of September 5, 2006

99.1	Press Release of the Company dated September 8, 2006.